UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 29, 2007 (May 24, 2007)

Analysts International Corporation
(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3601 West 76th Street, Minneapolis, Minnesota	55435-3000
(Address for principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 835-5900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On May 29, 2007, Analysts International Corporation (the “Company”) issued a press release announcing that Interim President and CEO Michael J. LaVelle has stepped down from his position as Chair of the Board.  Dr. Krzysztof K. Burhardt was appointed as Chair of the Board effective May 24, 2007.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report.

Additionally, the Company announced that it recently received notice that a state government has selected the Company’s $6 million dollar bid to implement a systems upgrade.  The Company also announced that a major customer has been selected the Company as one of several vendors to provide billable personnel under a contract that contemplates total spend of $145,000,000.

Finally, the transcript of Mr. LaVelle’s remarks at the Company’s annual shareholders meeting held on May 24, 2007 is furnished as Exhibit 99.2 to this Current Report.

The information in this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement for the Purpose of Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

The Company’s Press Release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions.  Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.  Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  Statements made in the Press Release by the Company or Michael J. LaVelle, Interim President and CEO, regarding:  (i) the expected revenue from the Company’s selection by a state government as the vendor for implementation of a systems upgrade; and (ii) the Company’s selection as one of several vendors to provide billable personnel for a contract with one of the Company’s major customers, for which the anticipated total contract spend is expected to be $145,000,000 are forward-looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate.  Therefore, actual outcomes and results may differ materially from what is expressed herein.  In any forward-looking statement in which the Company or Mr. LaVelle expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished.  The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:  (i) successful negotiation and execution of a contract for the services contemplated to be provided to the state government; (ii) successful negotiation and execution of the contract for the services to be rendered to its major customer; and (iii) the actual amount of revenue the Company will recognize from this contract cannot be projected and will depend on the Company’s  ability to compete successfully with other vendors to fill billable positions made available under the new contract with the customer, including its ability to find qualified personnel in a timely fashion; and (iv) other economic, business, competitive and/or regulatory factors affecting the Company’s business generally, including those set forth in the Company’s filings with the SEC, including its Annual Report on Form 10-K for its most recent fiscal year, especially in the Management’s Discussion and Analysis section, its most recent Quarterly Report on Form 10-Q and its Current Reports on Form 8-K.  All forward-looking statements included in the Press Release are based on information available to the Company on the date of the Press Release.  The Company undertakes no obligation (and expressly disclaims any such obligation) to update forward-looking statements made in the Press Release to reflect events or circumstances after the date of the Press Release or to update reasons why actual results would differ from those anticipated in such forward-looking statements.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description

99.1	Press release entitled “Dr. Krzysztof K. Burhardt Appointed Chair of Analysts International” issued by Analysts International Corporation on May 29, 2007.

99.2	Transcript of remarks of Interim President and CEO Michael J. LaVelle delivered at the Analysts International Corporation annual shareholders meeting on May 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 29, 2007	ANALYSTS INTERNATIONAL CORPORATION

/s/ Colleen M. Davenport
Colleen M. Davenport
Secretary and General Counsel

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release entitled “Dr. Krzysztof K. Burhardt Appointed Chair of Analysts International” issued by Analysts International Corporation on May 29, 2007.

99.2	Transcript of remarks of Interim President and CEO Michael J. LaVelle delivered at the Analysts International Corporation annual shareholders meeting on May 24, 2007.

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